UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 22, 2024

Date of Report (Date of earliest event reported)

Redwoods Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41340	86-2727441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1115 Broadway, 12th Floor New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 916-5315

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	RWODU	The Nasdaq Stock Market LLC
Common Stock	RWOD	The Nasdaq Stock Market LLC
Warrants	RWODW	The Nasdaq Stock Market LLC
Rights	RWODR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Adjournment of Special Meeting of Stockholders

On March 22, 2024, Redwoods Acquisition Corp. (the “Company” or “Redwoods”) reconvened its special meeting (the “Special Meeting”) that was previously adjourned on March 8, 2024. At the Special Meeting, the stockholders present voted to adjourn the Special Meeting without any business being conducted. As announced at the Special Meeting, it will be reconvened at 10:00 a.m. Eastern Time on April 1, 2024.

The Company’s stockholders will be able to attend the Special Meeting via live webcast at https://event.choruscall.com/mediaframe/webcast.html?webcastid=c6VxH4L2.

The Company plans to continue to solicit proxies from stockholders during the period prior to the Special Meeting. Only the holders of the Company’s common stock as of the close of business on February 16, 2024, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

Reversal of Redemption Requests

In light of the adjournment of the Special Meeting, any stockholder who has previously tendered its shares for redemption and now decides that it does not want to redeem its shares, the stockholder may still withdraw the tender. If you delivered your shares for redemption to the transfer agent and decide prior to the vote at the Special Meeting (now scheduled for 10:00 a.m. Eastern time on April 1, 2024) not to redeem your public shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

e-mail: spacredemptions@continentalstock.com

The date by which public stockholders may submit redemption requests for their public shares is not being extended in connection with the adjournment.

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IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of Redwoods and ANEW MEDICAL Inc. (“ANEW”), as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to ANEW’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from Redwoods’ stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of Redwoods’ common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the registration statement on Form S-4, filed by Redwoods with the SEC; and in Redwood Acquisition Corp.’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Redwoods, ANEW and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between Redwoods and ANEW. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Redwoods filed a registration statement on Form S-4 with the SEC, which included a document that serves as a prospectus and proxy statement of Redwoods, referred to as a proxy statement/prospectus. A proxy statement/prospectus was sent to all of Redwoods’s stockholders on or about February 20, 2024. Redwoods will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Redwoods are urged to read the registration statement on Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

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Stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Redwoods Acquisition Corp., at 1115 Broadway, 12th Floor, New York, NY 10010. Investors and security holders will also be able to obtain free copies of the registration statement on Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Redwoods through the website maintained by the SEC at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF REDWOODS ACQUISITION CORP. ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT REDWOODS ACQUISITION CORP. WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REDWOODS ACQUISITION CORP., ANEW AND THE TRANSACTIONS.

Participants in the Solicitation

Redwoods and its directors and executive officers may be deemed participants in the solicitation of proxies from Redwoods’ stockholders with respect to the business combination. Information about Redwoods’ directors and executive officers and a description of their interests in Redwoods is included in the proxy statement/prospectus for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the proposed transaction.

ANEW and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Redwoods in connection with the proposed business combination. Information about ANEW’s directors and executive officers and information regarding their interests in the proposed transaction is included in the proxy statement/prospectus for the proposed transaction.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Redwoods Acquisition Corp. or ANEW, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2024

REDWOODS ACQUISITION CORP.

By:	/s/ Jiande Chen
Name:	Jiande Chen
Title:	Chief Executive Officer

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